Van Kampen

Van Kampen Equity Opportunity Trust, Series 104

Strategic Picks Opportunity Trust
July 1998 Series

EAFE Strategic 20 Trust
July 1998 Series

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   Van Kampen Equity Opportunity Trust, Series 104 includes the unit investment trusts described above (the "Trusts") and certain other trusts offered by a separate prospectus. Each Trust uses a refined indexing strategy that seeks to identify a diversified portfolio of well-known, undervalued common stocks. Each Trust seeks to provide above-average total return by increasing the value of your Units and providing dividend income. Of course, we cannot guarantee that a Trust will achieve its objective.

     A Trust will redeem your Units automatically on August 10, 1999 unless you elect in writing to hold Units through Trust termination (July 11, 2000).

     The Units are not deposits or obligations of any bank or government agency and are not guaranteed.

                                  July 13, 1998

       You should read this prospectus and retain it for future reference.

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     The Securities and Exchange Commission has not approved or disapproved of the Units or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense. THE BROKERS OF J.C. BRADFORD &CO. Summary of Essential Financial Information July 13, 1998

                                             Strategic
                                                Picks                   EAFE
                                            Opportunity              Strategic
Public Offering Price                           Trust                 20 Trust
                                            ------------            ------------
Aggregate value of Securities per Unit (1)  $      9.900            $      9.900
Sales charge (2)                                   0.275                   0.295
    Less deferred sales charge                     0.175                   0.195
Public Offering Price per Unit (3)          $     10.000            $     10.000

Trust Information
Initial Number of Units (4)                       15,059                  29,982
Aggregate Value of Securities (1)           $    149,077            $    296,815
Estimated Initial Distribution per Unit (5) $        .09            $        .17
Estimated Annual Dividends per Unit (5)     $     .19683            $     .37656
Redemption Price per Unit (6)               $      9.725            $      9.700
Estimated Organizational Costs per Unit (1) $     .02306            $     .01405

General Information

Initial Date of Deposit July 13, 1998 Mandatory Termination Date July 11, 2000 Rollover Notification Dates July 12, 1999 and June 12, 2000 Special Redemption Dates August 10, 1999 and July 11, 2000 Record Dates January 10 and September 10 Distribution Dates January 25 and September 25

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(1)Each Security is valued at the last closing sale price on its principal trading exchange (based on the offer side exchange rate for foreign Securities) on the day before the Initial Date of Deposit. You will bear all or a portion of the expenses incurred in organizing and offering your Trust. The Public Offering Price includes the estimated amount of these costs. The Trustee will deduct these expenses from your Trust at the end of the initial offering period. The estimated amount for each Trust is described above and is included in the "Estimated Costs Over Time" on the next page.
(2)This is the maximum first year sales charge. The total sales charge is described in the "Fee Table".
(3)The Public Offering Price will include any accumulated dividends or cash in the Income or Capital Accounts of a Trust.
(4)At the Evaluation Time on the day after the Initial Date of Deposit, the number of Units may be adjusted so that the Public Offering Price per Unit equals $10. The number of Units and fractional interest of each Unit in a Trust will increase or decrease to the extent of any adjustment.
(5)This estimate is based on the most recently declared quarterly dividends or interim and final dividends accounting for any foreign withholding taxes. Actual dividends may vary due to a variety of factors. See "Risk Factors".
(6)Units redeemed before the first Special Redemption Date will be charged the remaining first year deferred sales charge. See "Rights of Unitholders-- Redemption of Units". The redemption price includes the estimated organizational and offering costs. The redemption price will not include these costs after the initial offering period.

                                    Fee Table

                                                        Strategic
                                                           Picks         EAFE
                                                        Opportunity    Strategic
Transaction Fees (as % of offering price)                  Trust       20 Trust
                                                        -----------    ---------
Initial Sales Charge (1)..............................       1.00%         1.00%
Deferred Sales Charge (2)(3)..........................       1.75%         1.95%
                                                          --------      --------
Sales Charge (3)......................................       2.75%         2.95%
                                                          ========      ========
Maximum sales charge on reinvested dividends..........       1.75%         1.95%
                                                          ========      ========
Estimated Annual Expenses per Unit
Trustee's Fee and Operating Expenses..................    $   .00976   $  .01029
Supervisory and Evaluation Fees.......................    $   .00500   $  .00500
                                                            --------    --------
Estimated Annual Expenses per Unit....................    $   .01476   $  .01529
                                                            ========    ========
Estimated Costs Over TIme (4)
One Year..............................................    $       31   $      32
Three Years...........................................    $       75   $      78
Five Years............................................           N/A         N/A
Ten Years.............................................           N/A         N/A

   This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. This example assumes that an investment is rolled over each year into a new series of the Trust and that all distributions are reinvested at the end of each year. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for purposes of this example. The sales charge and expenses are described under "Public Offering" and "Trust Operating Expenses".

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(1)The Initial Sales Charge is the difference between the Sales Charge and the
   Deferred Sales Charge.
(2)This is the deferred sales charge imposed during a Trust's first year and is actually equal to $0.175 per Unit ($0.195 per Unit for the EAFE Strategic 20 Trust). This amount will exceed the percentage above if the Public Offering Price per Unit falls below $10 and will be less than the percentage above if the Public Offering Price per Unit exceeds $10. The first year deferred sales charge accrues daily and is assessed from September 8, 1998 through July 8, 1999.
(3)Unitholders of both Trusts who elect to hold Units after the first Special Redemption Date will pay a deferred sales charge. This deferred sales charge is equal to $0.15 per Unit for the Strategic Picks Trust and $0.17 per Unit for the EAFE Strategic 20 Trust. Accordingly, the total sales charge over a two-year period would be 4.25% of the Public Offering Price for the Strategic Picks Trust and 4.65% of the Public Offering Price for the EAFE Strategic 20 Trust. The second year deferred sales charge accrues daily and is assessed from September 13, 1999 through May 13, 2000.
(4)These examples include the estimated expenses incurred in establishing and offering your Trust. The amount of these expenses is described on the preceding page.

Strategic Picks Opportunity Trust, July 1998 Series

   The Trust follows a simple investment strategy: Beginning with the Morgan Stanley Capital International USA Index, remove all stocks of financial and utility companies and stocks in the Dow Jones Industrial Average. Screen this pool of stocks to include only those companies with positive one- and three-year sales and earnings growth and two years of positive dividend growth. Rank the remaining stocks by annual trading volume and select the top 75%.
Buy the ten highest dividend-yielding stocks in this "Strategic Picks Subset" and hold them for about one year.

     On August 10, 1999, you can elect one of three options:

One Year Strategy:  Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:  Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:         If you do not make an election, the Trustee will redeem your
                    Units. You will receive a cash distribution of your share of the Trust's assets.

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".


                                        Hypothetical Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------
                              One Year Strategy                                             Two Year Strategy
                                                                                   Two Year
             Strategy      MSCIUSA                 Strategy        MSCIUSA       Period Ended      Strategy     MSCIUSA
  Year        Stocks        Index        Year       Stocks          Index         December 31       Stocks       Index
-----------------------------------------------------------------------------------------------------------------------
  1978         13.26%       6.00%        1989           31.87%        30.21%       1979             12.07%        9.86%
  1979         17.00       13.86         1990            0.52         (1.89)       1981             22.24        11.13
  1980         40.64       27.97         1991           47.88         30.17        1983             30.59        20.62
  1981          5.09       (3.50)        1992            2.26          7.06        1985             23.43        17.70
  1982         39.84       20.13         1993            7.32          9.82        1987             21.44        10.54
  1983         17.66       21.11         1994            9.91          2.05        1989             22.15        22.55
  1984         10.89        5.71         1995           38.10         37.04        1991             11.27        13.01
  1985         46.11       31.04         1996           23.90         23.36        1993              0.49         8.43
  1986         34.86       17.02         1997           28.64         33.35        1995             21.47        18.26
  1987         11.38        4.41         1998 thru 6/30 14.05         17.14        1997             25.15        28.26
  1988         16.05       15.34                                                   1998 thru 6/30   24.41        33.64
See "Notes to Hypothetical Performance Tables".

Hypothetical Strategy Performance

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the MSCI USA Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.

   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".

Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                               Current             Cost of
Number                                                    Market Value         Dividend            Securities
of Shares       Name of Issuer (1)                        per Share (2)        Yield (3)           to Trust (2)
-----------     -----------------------------------       ---------------      -----------         --------------
        391     Air Products and Chemicals, Inc.           $        37.875         1.80%            $   14,809.13
        304     American Home Products Corporation                  49.438         1.74                 15,029.00
        447     AMP, Inc.                                           32.750         3.30                 14,639.25
        291     Deere & Company                                     50.750         1.73                 14,768.25
        427     Genuine Parts Company                               35.063         2.85                 14,971.69
        346     Ingersoll-Rand Company                              43.625         1.38                 15,094.25
        221     May Department Stores Company                       67.875         1.87                 15,000.38
        220     PPG Industries, Inc.                                68.188         2.11                 15,001.25
        203     Textron, Inc.                                       73.188         1.56                 14,857.06
        293     VF Corporation                                      50.875         1.57                 14,906.38
----------                                                                                          -------------
      3,143                                                                                         $  149,076.64
==========                                                                                          =============

See "Notes to Portfolios".

EAFE Strategic 20 Trust, July 1998 Series

   The Trust follows a simple investment strategy: Begin with the stocks in the Morgan Stanley Capital International Europe, Australasia and Far East Index, one of the most widely-used benchmarks for international investing. Screen these stocks to include only those companies with positive one- and three-year sales and earnings growth and two years of positive dividend growth. Rank the remaining stocks by market capitalization and select the top 75%. Buy the twenty highest dividend-yielding stocks in this "EAFESM Subset" and hold them for about one year.

     On August 10, 1999, you can elect one of three options:

One Year Strategy:  Continue to follow the strategy by redeeming your Units and reinvesting the proceeds in a new trust portfolio, if available.

Two Year Strategy:  Elect to hold your Units for the full two-year term of the current Trust. On July 11, 2000, you may elect to reinvest your termination proceeds into a new trust portfolio, if available. This option may allow you to benefit from a lower capital gains tax rate for investments held for more than 18 months if capital gains are realized.

Redemption:         If you do not make an election, the Trustee will redeem your
                    Units. You will receive a cash distribution of your share of the Trust's assets.

   The Trust is designed as part of a long-term investment strategy. You may achieve more consistent overall results by following the strategy over several years. For more information see "Special Redemption and Rollover".

                    Hypothetical Average Annual Total Return
----------------------------------------------------------------------------------------------------------------------
                              One Year Strategy                                             Two Year Strategy
                            MSCI                                    MSCI           Two Year                      MSCI
             Strategy      EAFESM                  Strategy        EAFESM        Period Ended      Strategy     EAFESM
  Year        Stocks        Index        Year       Stocks          Index         December 31       Stocks       Index
----------------------------------------------------------------------------------------------------------------------
  1973        (20.56)%    (14.17)%       1986           37.15%        69.94%       1974            (26.17)%     (18.25)%
  1974        (39.41)     (22.14)        1987           32.39         24.93        1976             31.44        19.26
  1975        100.38       37.10         1988           28.25         28.59        1978             28.42        26.64
  1976        (11.51)       3.74         1989            7.68         10.80        1980             14.28        14.94
  1977         52.69       19.42         1990           (4.90)       (23.20)       1982              6.98        (0.95)
  1978         12.03       34.30         1991           21.24         12.50        1984             18.48        15.93
  1979         26.96        6.18         1992            3.81        (11.85)       1986             42.62        63.20
  1980         23.26       24.43         1993           62.76         32.94        1988             22.99        26.75
  1981          6.49       (1.03)        1994            3.25          8.06        1990             (0.84)       (7.75)
  1982         (0.84)      (0.86)        1995           25.50         11.55        1992              4.88        (0.42)
  1983         47.49       24.61         1996           19.58          6.36        1994             13.96        19.86
  1984         21.34        7.86         1997           26.01          2.06        1996             21.08         8.92
  1985         50.14       56.72         1998 thru 6/30  9.44         15.10        1998 thru 6/30   25.04        10.03

See "Notes to Hypothetical Performance Tables".

Hypothetical Strategy Performance

   The table on the opposite page compares the hypothetical total return of stocks selected using the Trust's investment strategy (the "Strategy Stocks") with the stocks in the MSCI EAFESM Index. Total return includes any dividends paid on the stocks together with any increase or decrease in the value of the stocks. The One Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of each year -- similar to buying Units of the Trust, redeeming them after one year and reinvesting the proceeds in a new trust portfolio each year. The Two Year Strategy illustrates a hypothetical investment in the Strategy Stocks at the beginning of every other year and holding those stocks for two years -- similar to buying Units of the Trust, holding them for two years until the Trust terminates and reinvesting the proceeds in a new trust portfolio at termination.

   These hypothetical returns are not actual past performance of the Trust or prior series and do not reflect the sales charge or expenses you will pay. Of course, these hypothetical returns are not guarantees of future results and the value of your Units will fluctuate. For more information about the total return calculations, see "Notes to Hypothetical Performance Tables".

Portfolio
-----------------------------------------------------------------------------------------------------------------
                                                                                Current             Cost of
Number                                                     Market Value         Dividend            Securities
of Shares        Name of Issuer (1)                        per Share (2)        Yield (3)           to Trust (2)
-----------     -------------------------------------      ---------------      ---------           -------------
      1,000     Autopistas, Concesionaria Espanola SA      $        15.410          2.56%           $   15,410.07
      2,202     Australian Gas Light Company, Limited                6.591         3.10                 14,513.61
        294     BASF AG                                             50.523         2.80                 14,853.80
        212     BIC SA                                              69.764         1.80                 14,789.89
      3,500     CLP Holdings, Limited                                4.259         4.61                 14,906.11
         47     Electrabel SA                                      309.333         3.58                 14,538.67
         67     Eridania Beghin-Say SA                             224.885         3.26                 15,067.30
      5,384     FKI Plc                                              2.867         4.27                 15,434.87
      7,600     Hong Kong Telecommunications, Limited                1.923         5.72                 14,614.44
     13,000     Hong Kong and China Gas Company, Limited             1.078         3.81                 14,009.16
      3,000     Hutchison Whampoa, Limited                           4.982         4.09                 14,944.83
      4,105     QBE Insurance Group, Limited                         3.610         3.48                 14,817.85
      1,261     Rio Tinto Limited                                   11.488         3.46                 14,486.66
      2,200     Rothmans of Pall Mall Berhad                         6.495         7.75                 14,289.06
        278     Royal Dutch Petroleum Company                       53.303         2.42                 14,818.16
      4,834     Santos, Limited                                      3.018         4.34                 14,590.74
        317     SEITA                                               46.290         3.30                 14,674.00
      4,000     Sun Hung Kai Properties, Limited                     4.027         7.21                 16,106.34
      3,440     Telecom Corporation of New Zealand, Limited          4.226         6.13                 14,536.96
      1,200     Trelleborg AB                                       12.844         2.87                 15,412.30
----------                                                                                          -------------
     57,941                                                                                         $  296,814.82
==========                                                                                          =============

Notes to Hypothetical Performance Tables

   The stocks for each strategy for each period were identified by applying the applicable Trust strategy on the first trading day of the period on the principal trading exchange. It should be noted that the stocks in any table are not the same stocks from year to year and may not be the same stocks as those included in any Trust. Total return for each period was calculated by (1) subtracting the closing sale price of the stocks on the first trading day of the period from the closing sale price of the stocks on the last trading day of the period, (2) adding dividends paid during that period and (3) dividing the result by the closing sale price of the stocks on the first trading day of the period. In the case of the Two Year Strategy figures, the total return for the period is divided by two to compute the hypothetical average annual total return over each two-year period. Adjustments were made to reflect events such as stock splits and corporate spin-offs. Total return does not take into consideration sales charges, commissions, expenses or taxes that will be incurred by Unitholders. With respect to foreign securities, all values are converted into U.S. dollars using the applicable offering side currency exchange rate.

   These tables represent hypothetical past performance of the Trust strategies (not the Trusts) and are not guarantees or indications of future performance of any Trust. Unitholders will not necessarily realize as high a total return as the hypothetical returns in the tables for several reasons including, among others: the total return figures in the tables do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; a Trust may not be able to invest equally in the Securities and may not be fully invested at all times; the Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units; and currency exchange rates will be different. In addition, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect actual returns. There can be no assurance that any Trust will outperform the related stock index over thirteen months, its life or future rollover periods, if available. The sources for the information contained in the tables are Barron's, Bloomberg L.P., Dow Jones Corporation, Morgan Stanley Capital International, Ibbotson Associates, Datastream International, Inc., Extell Financial LTD. and the Hong Kong Stock Exchange. The Sponsor has not independently verified the data obtained from these sources but has no reason to believe that this data is incorrect in any material respect.

Notes to Portfolios

   (1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on July 10, 1998 and have settlement dates ranging from July 15, 1998 to July 31, 1998 (see "The Trusts).
   (2) The market value of each Security is based on the closing sale price on the applicable exchange on the day prior to the Initial Date of Deposit. Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:
                                                                       Profit
                                          Cost to                    (Loss) To
                                          Sponsor                     Sponsor
                                      --------------               -------------
Strategic Picks Opportunity Trust     $      149,077               $          --
EAFE Strategic 20 Trust               $      297,607               $       (792)

   (3)Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's market value as of the close of trading on the day prior to the Initial Date of Deposit. Estimated annual dividends per share are calculated by annualizing the most recently declared dividends or by adding the most recent interim and final dividends declared and reflect any foreign withholding taxes.

     The Securities. A brief description of each of the issuers of the Securities is listed below. Please refer to each "Portfolio" for a list of the Securities included in each Trust.

     Air Products and Chemicals, Inc. Air Products and Chemicals, Inc. produces industrial gas and related industrial process equipment. The company also produces and markets polymer chemicals, performance chemicals, and chemical intermediates. Air Products recovers and distributes oxygen, nitrogen, argon, hydrogen, and a variety of medical and specialty gases. The company supplies cryogenic and other process equipment.

     American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells health care products and agricultural products. Health care products include branded and generic ethical pharmaceuticals, biologicals, nutritionals, consumer health care products, and animal pharmaceuticals. Agricultural products include crop protection and pest control products.

   AMP, Inc. AMP, Inc. designs, manufactures, and markets a variety of electronic, electrical, and electro-optic connection devices, in addition to interconnection systems and connector-intensive assemblies. The company's products are used in electronic, electrical, computer, and telecommunications systems. AMP's customers include OEMs, utilities, government agencies, distributors, and others.

   Australian Gas Light Company, Limited. Australian Gas Light Company, Limited distributes, transports and sells natural gas and oil throughout Australasia. The company primarily produces and sells petroleum products, constructs pipelines, and invests in related companies. AGL also holds interest in operating companies which produce and distribute gas in Australia.

   Autopistas, Concesionaria Espanola SA. Autopistas, Concesionaria Espanola SA operates and maintains motorways in Spain. The company is the concessionaire for the La Jonquera-Barcelona-Tarragona, Zaragoza-Mediterranean and
Montgat-Mataro-Malgrat-Palafolls motorways.

     BASF AG. BASF AG produces industrial and commercial raw materials and finished products worldwide. The company explores and refines oil, operates gas and oil distribution and storage facilities, as well as produces pharmaceuticals, chemicals, drugs, vitamins and agricultural fertilizers and crop protection agents. BASF also produces a variety of plastics, dyestuffs, pigments, and polymer products.

   BIC SA. BIC SA manufactures pens, pencils, lighters, shavers, correcting fluid and windsurfing boards. The company's subsidiaries, Conte and Sheaffer, manufacture and distribute writing utensils and the Guy Laroche unit manufactures and distributes women's clothing.

   CLP Holdings, Limited. CLP Holdings, Limited is an investment holding company whose subsidiaries generate and supply electricity to Kowloon and the New Territories in Hong Kong. The company also exports electric power to Guangdong Province in the People's Republic of China. Its subsidiaries are involved in property investment and development.

   Deere & Company. Deere & Company manufactures, distributes, and finances a range of agricultural, construction and forestry, and commercial and consumer equipment. The company also provides credit, insurance products, and managed health-care plans.

   Electrabel SA. Electrabel SA generates and sells electricity and distributes natural gas in Belgium. The company distributes electricity to consumers and industrial customers, distributes fuel to nuclear power stations and manages the nuclear fuel cycle. Electrabel produces and distributes steam and drinking water to customers and offers cable television services.

   Eridania Beghin-Say SA. Eridania Beghin-Say SA specializes in the refining, manufacturing and processing of agricultural products. These products include sugar, starch derivatives, refined oils and proteins, animal feed and packaged consumer food products. Subsidiaries of the company include, Distillerie de la Region de Chalons, ISI (Italy) and Matravideki Cukorgyar (Hungary).

   FKI Plc. FKI Plc is an international group of autonomous manufacturers. The group produces a wide range of products for the material handling, hardware, automotive, engineering and process control markets. The material handling, hardware and automotive groups primarily operate in the United States, while the engineering and process control groups primarily serve the United Kingdom and Europe.

   Genuine Parts Company. Genuine Parts Company distributes replacement automobile and industrial parts and office products. The company operates 62 "NAPA" and three "Balkamp" automobile parts distribution centers in the United States. Genuine's other products include industrial bearings, power transmission equipment, material handling components, agricultural and irrigation equipment, and office furniture.

   Hong Kong and China Gas Company, Limited. Hong Kong and China Gas Company, Limited produces, distributes, and markets gas and gas appliances to residential and industrial customers. The company markets through "Towngas" brand name, for domestic and commercial cooking and water heating as well as a heating fuel for the industrial market. Its subsidiaries develop and manage commercial properties, and also develop gas projects in China.

   Hong Kong Telecommunications, Limited. Hong Kong Telecommunications, Limited provides telecommunications, computer, engineering and other services. The company also sells and rents telecommunications equipment. The principal activities of the company were carried out in Hong Kong.

   Hutchison Whampoa, Limited. Hutchison Whampoa, Limited is an investment holding company. It has diversified operations in property investment and development, ports and related services, retail and manufacturing, telecommunications, media, energy, finance, investment and other services.

   Ingersoll-Rand Company. Ingersoll-Rand Company manufactures construction machinery and industrial equipment. The company's products include air compressors, tools, pumps, bearings and automotive components, locks, and door hardware. Through joint ventures, Ingersoll supplies hydrocarbon processing equipment and services. The company operates worldwide.

   May Department Stores Company. May Department Stores Company, through its various chains of department stores, retails a variety of goods throughout the United States. The company operates approximately 369 department stores in 30 states and the District of Columbia.

   PPG Industries, Inc. PPG Industries, Inc. supplies products for the manufacturing, construction, automotive, chemical processing, and other industries worldwide. The company makes protective and decorative coatings, flat glass, fabricated glass products, continuous-strand fiber glass products, and industrial and specialty chemicals. PPG operates 75 manufacturing and 10 research and development facilities.

   QBE Insurance Group, Limited. QBE Insurance Group, Limited is an insurance company which underwrites most forms of commercial and industrial insurance policies, as well as individual policies. The coverage of the company spans approximately 22 countries, including Fiji, Bermuda, Hong Kong, New Zealand, and the United Kingdom. QBE also provides reinsurance policies.

   Rio Tinto Limited. Rio Tinto Limited is an international mining company. The company has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon. Rio Tinto's various mining operations are located in Australia, New Zealand, South Africa, South America, Europe and Canada.

   Rothmans of Pall Mall Berhad. Rothmans of Pall Mall (Malaysia) Berhad is an investment holding company whose subsidiaries manufacture, import, distribute, and sell cigarettes and other tobacco products.

   Royal Dutch Petroleum Company. Royal Dutch Petroleum Company owns 60% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry from exploration to final processing and delivery. Royal Dutch Petroleum Company has no operations of its own, and virtually the whole of its income is derived from its 60% interest.

   Santos, Limited. Santos, Limited is an independent oil, gas, and natural gas liquid exploration and production company. The company conducts major onshore and offshore petroleum activities in Australia (Cooper/Eromanga Basins), the United States, the United Kingdom, Indonesia, and Papua New Guinea. The company also transports crude oil by pipeline.

     SEITA. SEITA manufactures cigarettes including Gauloises and Gitanes brands as well as pipe and loose tobacco. The company distributes its own products and its competitors' products. It also manufactures and markets cigars and matches.

   Sun Hung Kai Properties, Limited. Sun Hung Kai Properties, Limited is involved in property development and investment, hotel ownership, construction, finance, insurance, property and parking management, cinema and godown/warehousing operations, garment manufacturing, public transport and telecommunications.

     Telecom Corporation of New Zealand, Limited. Telecom Corporation of New Zealand, Limited provides telecommunications services throughout New Zealand and internationally, to both households and businesses. The company offers cellular telephone, telephone directories and radio dispatch and paging services.

     Textron, Inc. Textron, Inc. is a global, multi-industry company with operations in four business segments. The company produces aircraft, automotive, and industrial products, and also provides financial services. Textron's products include helicopters, automotive engine camshafts, automotive plastic components, fastening systems, powered golf cars, gear motors, and other products.

   Trelleborg AB. Trelleborg AB manufactures and distributes a wide range of industrial products. The company operates mines and smelters in Sweden and abroad, produces metals including copper tubing, brass and tin, wholesales building and construction supplies, offers heating technology, sells air ventilation systems, wholesales steel and sewage disposal systems, as well as sells other related products.

   VF Corporation. VF Corporation is an international apparel company with brands in jeanswear, knitwear, intimate apparel, playwear, occupational apparel, daypacks and swimwear. The company's principal brands include "Lee," "Wrangler," "Riders," "Vanity Fair," "JanSport" and "Jantzen." VF's European intimate apparel brands include "Lou," "Bolero," "Variance," "Carina," "Siltex" and "Intima Cherry."

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Equity Opportunity Trust, Series 104:

     We have audited the accompanying statements of condition and the related portfolios of Van Kampen Equity Opportunity Trust, Series 104 as of July 13, 1998. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.

     We believe our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Opportunity Trust, Series 104 as of July 13, 1998, in conformity with generally accepted accounting principles.

                                                             GRANT THORNTON LLP
   Chicago, Illinois
   July 13, 1998

                             STATEMENTS OF CONDITION
                               As of July 13, 1998

                                                                                             Strategic
                                                                                               Picks            EAFE
                                                                                            Opportunity    Strategic 20
INVESTMENT IN SECURITIES                                                                       Trust            Trust
                                                                                          -------------    -------------

Contracts to purchase Securities (1)                                                      $     149,077    $     296,815

         Total                                                                            $     149,077    $     296,815



LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                                                             $         347    $         421
     Deferred sales charge liability (3)                                                          2,635            5,846
Interest of Unitholders--
     Cost to investors (4)                                                                      150,590          299,820
     Less: Gross underwriting commission and organizational costs (2)(4)(5)                       4,495            9,062

         Net interest to Unitholders (4)                                                        146,095          290,548

         Total                                                                            $     149,077    $     296,815

--------------------------------------------------------------------------------

(1)The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.
(2)A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth under "Summary of Essential Financial Information". A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organizational expense obligation of the investors will be satisfied.
(3)Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".
(4)The aggregate public offering price and the aggregate first year sales charge are computed on the bases set forth under "Public Offering--Offering Price".
(5)Assumes only the first year sales charge.

THE TRUSTS
--------------------------------------------------------------------------------

   The Trusts were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc. (formerly known as Van Kampen American Capital Distributors, Inc.), as Sponsor, Van Kampen Investment Advisory Corp. (formerly known as Van Kampen American Capital Investment Advisory Corp.), as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator. This prospectus applies only to the Strategic Picks Trust and the EAFE Strategic 20 Trust and does not constitute an offer to sell, or a solicitation of an offer to buy, securities of any trust other than the Strategic Picks Trust and the EAFE Strategic 20 Trust. Other unit investment trusts are included in Van Kampen Equity Opportunity Trust, Series 104 and are offered by a separate prospectus which also includes information relating to the Strategic Picks Trust and the EAFE Strategic 20 Trust.

   The Trusts offer investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities which are components of major stock market indexes. A Trust may be an appropriate medium for investors who desire to participate in a portfolio of common stocks with greater diversification than they might be able to acquire individually and who are seeking to achieve a better performance than the related indexes through an investment in the highest dividend yielding stocks of these indexes. An investment in approximately equal values of such stocks each year has in most instances provided a higher total return than investments in all of the stocks which are components of the respective indexes.

   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Trusts. Unless otherwise terminated as provided in the Trust Agreement, the Trusts will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this Prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in "Portfolio" for each Trust and any additional securities deposited into each Trust.

   Additional Units of a Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Trust, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Trustportfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Trusts will pay the associated brokerage or acquisition fees.

   Each Unit of a Trust initially offered represents an undivided interest in that Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

    Each Trust consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   The objective of each Trust is to provide an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing in a portfolio of actively traded equity securities selected using the Trust's investment strategy. There is no assurance that a Trust will achieve its objective.

   The Strategic Picks Trust portfolio is selected by implementing the following investment strategy. Beginning with the MSCI USA Index, all stocks of companies in the financial or utility sectors and stocks in the DJIA are removed. This pool of stocks is screened to include only those companies that have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth. The remaining stocks are ranked highest to lowest by annual trading volume and only the top 75% are retained. The remaining stocks (the "Strategic Picks Subset") are ranked by dividend yield and the ten highest dividend yielding stocks are selected for the Trust portfolio.

   The EAFEStrategic 20 Trust portfolio is selected by implementing the following investment strategy. Beginning with the MSCIEAFESM Index, all stocks are screened for positive one- and three-year sales and earnings growth rates and three years of consecutive dividend increases. The remaining stocks are ranked highest to lowest by market capitalization and only the top 75% are retained. The remaining stocks (the "EAFE Subset") are ranked by dividend yield and the twenty highest dividend yielding stocks are selected for the Trust portfolio.

   The publishers of the indexes have not participated in any way in the creation of the Trusts or in the selection of stocks included in the Trusts and have not approved any information herein relating thereto.

   Each Trust portfolio is selected by implementing the Trust strategy as of the close of business three business days prior to the Initial Date of Deposit (the "Selection Time"). In the case of securities traded on a United States securities exchange, the dividend yield is computed by annualizing the last dividend declared and dividing the result by the market value at the Selection Time. In the case of securities traded on a foreign securities exchange, the dividend yield is computed by adding the most recent interim and final dividends declared and dividing the result by the market value at the Selection Time.

   The Trusts seek to achieve better performance than the related indexes through similar investment strategies. Investment in a number of companies having high dividends relative to their stock prices (because their stock prices may be undervalued) is designed to increase the potential for higher returns over time. The Trust investment strategies are designed to be implemented on an annual basis. Investors who hold Units through Trust termination may have investment results that differ significantly from a Unit investment that is reinvested into a new trust each year. Investors should note that the U.S. federal income tax rate for certain capital gains for investments held for more than 18 months is currently 20% (10% in the case of certain taxpayers in the lowest federal tax bracket). Unitholders who elect to hold their investment through Trust termination may qualify for this treatment if any capital gains are realized. Unitholders who make no election at the first Special Redemption Date and Unitholders who elect to reinvest into a new trust at the first Special Redemption Date will not qualify for this treatment but will generally be subject to a maximum federal capital gains tax rate of 28% if any capital gains are realized. See "Taxation".

   A balanced investment portfolio incorporates various style and capitalization characteristics. We offer unit trusts with a variety of styles and capitalizations to meet your needs. The Trusts are large-cap value investments. We determine style characteristics (growth or value) based on the criteria used in selecting the Trust portfolio. Generally, a growth portfolio includes companies in a growth phase of their business with increasing earnings. A value portfolio generally includes companies with low relative price-earnings ratios that we believe are undervalued. We determine market capitalizations as follows based on the weighted median market capitalization of a portolio: Small-Cap - less than $1 billion; Mid-Cap - $1 billion to $5 billion; and Large-Cap -over $5 billion. We determine all style and capitalization characteristics as of the Initial Date of Deposit and the characteristics may vary thereafter. We will not remove a Security from a Trust as a result of any change in characteristics.

   Investors should note that the above criteria were applied to the Securities for inclusion in the Trusts as of three business days prior to the Initial Date of Deposit. Subsequent to this date, the Securities may no longer be included in an index or meet the above criteria. Should a Security no longer be included in these indexes or meet the selection criteria, the Security will not as a result thereof be removed from its Trust portfolio.

RISK FACTORS
--------------------------------------------------------------------------------

   Price Volatility. The Trusts invest in common stocks of U.S. and foreign companies. The value of Units will fluctuate with the value of these stocks and may be more or less than the price you originally paid for your Units. The market value of common stocks sometimes moves up or down rapidly and unpredictably. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time.

   Dividends. Common stocks represent ownership interests in the issuers and are not obligations of the issuers. Accordingly, common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

   Foreign Stocks. Because the EAFEStrategic 20 Trust invests in foreign common stocks, this Trust involves additional risks that differ from an investment in domestic stocks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. This Trust also involves the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. The Trust involves the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause the Trust to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S.

    Special Redemption. The Trustee will redeem your Units on August 10, 1999 unless you elect in writing to remain invested in your Trust through July 11, 2000. If you do not make an election, your investment will terminate and you will receive a cash distribution of your portion of the Trust's assets. This process could cause the Trust to terminate before July 11, 2000. Accordingly, your investment may terminate on August 10, 1999 even though you elected to hold Units through Trust termination.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the initial sales charge, and cash, if any, in the Income and Capital Accounts. The initial sales charge for the EAFEStrategic 20 Trust is equal to the difference between the total first year sales charge (2.95% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.195 per Unit). Unitholders of this Trust are subject to a deferred sales charge of $0.195 per Unit during the first year. The initial sales charge for the Strategic Picks Trust is equal to the difference between the total first year sales charge (2.75% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.175 per Unit). Unitholders of this Trust are subject to a deferred sales charge of $0.175 per Unit during the first year. In addition, Unitholders of both Trusts who elect to hold Units after the first Special Redemption Date will be subject to a deferred sales charge during the second year. This deferred sales charge is equal to $0.17 per Unit for the EAFEStrategic 20 Trust and $0.15 per Unit for the Strategic Picks Trust. The first and second year deferred sales charges are assessed as described in notes
(2) and (3) to the "Fee Table". If any deferred sales charge payment date is not a business day, the payment will be charged on the next business day. Units purchased subsequent to the initial deferred sales charge payment will be subject to only that portion of the deferred sales charge payments not yet collected. The total maximum sales charge assessed to each Unitholder prior to the first Special Redemption Date is 2.95% of the Public Offering Price (3.040% of the aggregate value of the Securities less the deferred sales charge) for the EAFEStrategic 20 Trust and 2.75% of the Public Offering Price (2.828% of the aggregate value of the Securities less any deferred sales charge) for the Strategic Picks Trust. The total sales charge assessed to each Unitholder who elects to hold Units through Trust termination is 4.65% of the Public Offering Price (4.877% of the aggregate value of the Securities less the deferred sales charge) for the EAFEStrategic 20 Trust and 4.25% of the Public Offering Price (4.439% of the aggregate value of the Securities less any deferred sales charge) for the Strategic Picks Trust. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing your Trust, including the cost of preparing documents relating to the Trust (such as the prospectus, trust agreement and closing documents), federal and state registration fees, the initial fees and expenses of the Trustee and legal and audit expenses. The initial offering period sales charge is reduced as follows:

       Aggregate
     Dollar Amount                        Sales Charge
   of Units Purchased*                      Reduction
---------------------                     ----------------
  $50,000 - $99,999                           0.25%
 $100,000 - $149,999                          0.50
 $150,000 - $999,999                          0.85
  $1,000,000 or more                          1.75

---------------
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

   Any sales charge reduction is the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Trusts for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if (1) the units purchased are of a unit investment trust purchased on the Initial Purchase Date, and (2) the person purchasing the units purchased a sufficient amount of units on the Initial Purchase Date to qualify for a reduced sales charge on such date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and the amount of such reduction. To determine the applicable sales charge reduction it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable sales charge. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts.

   Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

   A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sales amount. If a purchase does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.

   During the initial offering period, unitholders of any Van Kampen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of all Trusts at the Public Offering Price per Unit less 1%.

   During the initial offering period of the Trusts, unitholders of unaffiliated unit investment trusts having an investment strategy similar to the investment strategy of the Trusts may utilize proceeds received upon termination or upon redemption immediately preceding termination of such unaffiliated trust to purchase Units of a Trust at the Public Offering Price per Unit less 1%.

   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen Funds Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. However, in connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent.

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trusts. The initial price of the Securities was determined by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. The Evaluator will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each Trust business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The term "business day" also excludes any day on which more than 33% of the Securities are not traded on their principal trading exchange due to a customary business holiday on that exchange.

   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing ask prices. If the Securities are not listed on a national or foreign securities exchange or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the current ask price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current ask prices are unavailable, the evaluation is generally determined (a) on the basis of current ask prices for comparable securities, (b) by appraising the value of the Securities on the ask side of the market or (c) by any combination of the above. The value of any foreign securities is based on the offering side currency exchange rate in U.S. dollars as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units".

   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Trust, taken as a whole, which are represented by the Units.

   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as set forth in the following table. A portion of the concessions or agency commissions represents amounts paid by the Sponsor out of its own assets as additional compensation.

                                       Initial Offering
       Aggregate                       Period Concession
   Dollar Amount of                        or Agency
   Units Purchased*                   Commission per Unit
-------------------                 ----------------------
      $10 - $49,999                       2.10%
  $50,000 - $99,999                       1.85
$100,000 - $149,999                       1.60
$150,000 - $999,999                       1.25
 $1,000,000 or more                       0.50
---------------
*The breakpoint concessions or agency commissions are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the broker, dealer or agent.

   In addition to the amounts above, during the initial offering period any firm that distributes 500,000 - 999,999 Units of the Strategic Picks Trust or EAFE Strategic 20 Trust will receive additional compensation of $.0025 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units of such Trust will receive additional compensation of $.005 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units of such Trust will receive additional compensation of $.01 per Unit; any firm that distributes 3,000,000 - 3,999,999 Units of such Trust will receive additional compensation of $.015 per Unit; any firm that distributes 4,000,000 - 4,999,999 Units of such Trust will receive additional compensation of $.02 per Unit; any firm that distributes 5,000,000 Units or more of such Trust will receive additional compensation of $.025 per Unit. This additional compensation will be paid by the Sponsor out of its own assets at the end of the initial offering period.

   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase Units of the Trusts, the total concession or agency commission will amount to 1.1% per Unit (or such lesser amount resulting from discounts). For all secondary market transactions the total concession or agency commission will amount to 2.1% per Unit. In addition to the amounts set forth above, for transactions involving Unitholders who elect to hold Units after the first Special Redemption Date, the total concession or agency commission will include an additional 1% per Unit which will be paid to the broker, dealer or agent subsequent to the first Special Redemption Date. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Broker-dealers of the Trusts, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Trust on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   An affiliate of the Sponsor may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.

   Market for Units. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. The Sponsor intends to maintain a secondary market for Units only during the first six months following the Initial Date of Deposit. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale (however, Units sold on or prior to the first Special Redemption Date will not be assessed the remaining second year deferred sales charge). The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

    Tax-Sheltered Retirement Plans. Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions. Dividends and any net proceeds from the sale of Securities received by a Trust will be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates are listed under "Summary of Essential Financial Information". A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen or Morgan Stanley mutual funds. See "Rights of Unitholders--Reinvestment Option".

   Dividends received by a Trust are credited to the Income Account of the Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. Any distribution to Unitholders consists of each Unitholder's pro rata share of the available cash in the Income and Capital Accounts as of the related Record Date.

   Reinvestment Option. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the Automatic Reinvestment Option CUSIP. Unitholders will be subject to the remaining deferred sales charge payments due on Units. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash. Purchases of additional Units made pursuant to the reinvestment plan will be made at the net asset value for Units as of the Evaluation Time on the Distribution Date.

   In addition, under the Guaranteed Reinvestment Option Unitholders may elect to have distributions automatically reinvested in certain Van Kampen or Morgan Stanley mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.

   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a distribution date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day.

   Unitholders tendering 1,000 or more Units of a Trust for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Trusts do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.

   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of a Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in each Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) any unpaid deferred sales charge payments (however, Unitholders who terminate their investment on or prior to the first Special Redemption Date will not be assessed the remaining second year deferred sales charge). During the initial offering period, the redemption price and the secondary market repurchase price will include estimate organizational and offering costs. For these purposes, the Evaluator may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. For purposes of redemptions and secondary market transactions, the value of any foreign securities is based on the bid side currency exchange rate in U.S. dollars as of the Evaluation Time.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.

   Special Redemption and Rollover. The Trust strategies are designed to be followed on an annual basis. The Trusts, however, offer investors the flexibility to follow the strategies on an annual or a biennial basis. Accordingly, Unitholders may follow the strategies by electing to participate in a "Rollover" on either Special Redemption Date. The Sponsor currently intends that a subsequent series of each Trust will be available for a Rollover on each Special Redemption Date.

   On the first Rollover Notification Date Unitholders will have the option to
(1) participate in the first Rollover and have their Units reinvested into a subsequent trust series, (2) receive an in kind distribution of Securities (if applicable) or (3) continue to hold Units through the Mandatory Termination Date. An investment in Units will be redeemed on the first Special Redemption Date unless a Unitholder elects in writing to remain invested in their Trust through the Mandatory Termination Date. Unitholders who do not make an election at least five days prior to the first Special Redemption Date will receive a cash distribution equal to the Redemption Price per Unit on that date as described under "Rights of Unitholders--Redemption of Units". Unitholders who elect to remain invested in a Trust after the first Special Redemption Date will not receive new Units but will continue to hold the same Units and remain invested in the same Trust until the Mandatory Termination Date or until the Unitholder redeems the Units.

   If a Unitholder elects to participate in a Rollover, their Units will be redeemed on the related Special Redemption Date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new trust series as directed by the Unitholder at the public offering price for the new trust. The Trustee will attempt to sell Securities to satisfy the redemption as quickly as practicable on each Special Redemption Date. It is not anticipated that the sale period will be longer than one day, however, certain factors could affect the ability to sell the Securities and could impact the length of the sale period. The liquidity of any Security depends on the daily trading volume of the Security and the amount available for redemption and reinvestment on any day.

   The Sponsor intends to make subsequent trust series available for sale on each Special Redemption Date. Of course, there can be no guarantee that a subsequent trust or sufficient units will be available or that any subsequent trusts will offer the same investment strategies or objectives as the current Trusts. There can be no assurance that a Rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Trust procedures. The Sponsor may, in its sole discretion, modify a Rollover or stop creating units of a trust at any time regardless of whether all proceeds of Unitholders have been reinvested in a Rollover. If the Sponsor decides not to offer a subsequent series, Unitholders will be notified prior to the related Special Redemption Date. Cash which has not been reinvested in a Rollover will be distributed to Unitholders shortly after the related Special Redemption Date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a Rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent trust, no cash will be distributed to pay any taxes. See "Taxation".

   Certificates. Ownership of Units is evidenced by certificates unless a Unitholder makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

    Reports Provided. Unitholders will receive a statement of dividends and other amounts received by a Trust for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Trust distributions, Trust expenses, a list of the Securities and other Trust information. Unitholders may obtain the Evaluator's evaluations of the Securities upon request.

TRUST ADMINISTRATION
--------------------------------------------------------------------------------

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Trust based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Sponsor retention of the Security would be detrimental to the Trust. In addition, the Trustee may sell Securities to redeem Units or pay Trust expenses or deferred sales charges. The Trustee must reject any offer for securities or property in exchange for the Securities. If securities or property are nonetheless acquired by a Trust, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Trust. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Trust to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next distribution date.

   To the extent practicable, the Supervisor may (but is not obligated to) designate Securities to be sold by the Trustee in order to maintain the proportionate relationship among the number of shares of individual issues of Securities in a Trust. To the extent this is not practicable, the composition and diversity of the Securities in the Trust may be altered. In order to obtain the best price for a Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of a Trust's portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Trusts, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which is sponsors.

   Pursuant to an exemptive order, each terminating Trust is permitted to sell Securities to a new trust series if those Securities meet the investment strategy of the new trust. The exemption enables each Trust to eliminate commission costs on these transactions. The price for those securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Sponsor.

   Amendment of the Trust Agreement. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.

   Termination. Each Trust will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Trust. An investment in Units, however, will be redeemed on the first Special Redemption Date unless the Unitholder elects in writing to remain invested through the Mandatory Termination Date. A Trust may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Trust is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000) (the "Minimum Termination Value"). Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Trust termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date (unless the Unitholder has elected an in kind distribution or is a participant in the final Rollover). All distributions will be net of Trust expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Trusts. See "Additional Information".

   Limitations on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, Sponsor and Supervisor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it.

    Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1997, the total stockholders' equity of Van Kampen Funds Inc. was $132,381,000 (audited). The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

    Performance Information. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified time periods on other similar Van Kampen trusts or investment strategies utilized by the Trusts (which may show performance net of expenses and charges which the Trusts would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Trusts. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Trust portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

TAXATION
--------------------------------------------------------------------------------

United States Federal Taxation

   General. The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust.

    For purposes of the following discussion and opinions, it is assumed that each Security is equity for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

   1. Each Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of each Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by a Trust.

   2. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are considered to be received by a Trust regardless of whether such dividends are used to pay a portion of any deferred sales charge imposed. Unitholders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unitholder or are automatically reinvested (see "Rights of Unitholders--Reinvestment Option").

   3. Each Unitholder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder from a Trust as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by a Trust. Unitholders should consult their own tax advisers with regard to the calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of the dividends, as defined by Section 316 of the Code, paid by a corporation with respect to a Security held by a Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.

   4. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes. In particular, a Rollover Unitholder should be aware that a Rollover Unitholder's loss, if any, incurred in connection with the exchange of Units for units in the next new series of the Trusts (the "New Fund") will generally be disallowed with respect to the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities are acquired within a period beginning 30 days before and ending 30 days after such disposition. However, any gains incurred in connection with such an exchange by a Rollover Unitholder would be recognized. Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes.

   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trusts is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of any deferred sales charge imposed.

   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.

   To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

   It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult their own tax advisers regarding the deductibility of Trust expenses.

   Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by a Trust or if the Unitholder disposes of a Unit (although losses incurred by Rollover Unitholders may be subject to disallowance, as discussed above). The Taxpayer Relief Act of 1997 (the "1997 Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Units. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. Note also that legislation is currently pending under which net capital gain realized from property (with certain exclusions) held for more than one year (rather than more than 18 months) would be taxed at the maximum marginal stated tax rate of 20% (10% for certain taxpayers) provided by the 1997 Act. Such legislation is proposed to be effective retroactively for amounts properly taken into account on or after January 1, 1998.

   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all Securities represented by a Unit. The 1997 Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting national principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of a Trust. As discussed in "Rights of Unitholders--Redemption of Units," under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution of certain Securities in a Trust. A Unitholder may also under certain circumstances request an in kind distribution of certain Securities in a Trust upon the termination of such Trust. A Unitholder will receive cash representing his pro rata portion of the foreign Securities in a Trust. See "Rights of Unitholders--Redemption of Units". The Unitholder requesting an in kind distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such in kind distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unitholders--Redemption of Units". As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unitholder is considered as owning a pro rata portion of each of such Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.

   The potential tax consequences that may occur under an in kind distribution with respect to each Security owned by a Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by a Trust. However, if a Unitholder also receives cash in exchange for a fractional share of a Security or for a foreign Security held by a Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security or such foreign Security held by such Trust.

   Because each Trust will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by such Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by such Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.

   Rollover Unitholders. As discussed in "Rights of Unitholders--Special Redemption and Rollover," a Unitholder may elect to become a Rollover Unitholder. To the extent a Rollover Unitholder exchanges his Units for Units of the New Fund in a taxable transaction, such Unitholder will recognize gains, if any, but generally will not be entitled to a deduction for any losses recognized upon the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities were acquired within a period beginning 30 days before and ending 30 days after such disposition under the wash sale provisions contained in Section 1091 of the Code. In the event a loss is disallowed under the wash sale provisions, special rules contained in Section 1091(d) of the Code apply to determine the Unitholder's tax basis in the securities acquired. Rollover Unitholders are advised to consult their tax advisers.

   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Securities held in a Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.

   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.

   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from a Trust.

   It should be noted that payments to the Trusts of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

   At the termination of a Trust, the Trustee will furnish to each Unitholder of such Trust a statement containing information relating to the dividends received by such Trust on the Securities, the gross proceeds received by such Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by such Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.

   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

   In the opinion of special counsel to the Fund for New York tax matters, each Trust is not an association taxable as a corporation and the income of the Trusts will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in one of the Trusts that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

TRUST OPERATING EXPENSES
--------------------------------------------------------------------------------

   Compensation of Sponsor, Supervisor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, the Supervisor and Evaluator, which are affiliates of the Sponsor, will receive the annual fee for portfolio supervisory and evaluation services set forth in the "Fee Table". These fees may exceed the actual costs of providing these services to the Trusts but at no time will the total amount received for supervisory and evaluation services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.

   Trustee's Fee. For its services the Trustee will receive the fee from each Trust set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Trust expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of such Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of a Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees,
(h) costs associated with liquidating the securities held in a Trust portfolio and (i) expenditures incurred in contacting Unitholders upon termination of a Trust.

   General. During the initial offering period, all of the fees and expenses of a Trust will accrue on a daily basis and will be charged to the Trust at the end of the initial offering period. After the initial offering period, all of the fees and expenses of a Trust will accrue on a daily basis and will be charged to the Trust on a monthly basis.

    The deferred sales charges, fees and expenses are paid out of the Capital Account of the related Trust. When these amounts are paid by or owing to the Trustee, they are secured by a lien on the related Trust's portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". The Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and as special counsel for New York tax matters.

    Independent Certified Public Accountants. The statements of condition and the related portfolios included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This Prospectus does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about the Trusts. The Information Supplement may be obtained by contacting the Trustee at (800) 856-8487 or is available along with other related materials at the SEC's internet site (http://www.sec.gov).

TABLE OF CONTENTS
--------------------------------------------------------------------------------
        TITLE                                    PAGE
   Summary of Essential Financial Information..     2
   Fee Table...................................     3
   Strategic Picks Opportunity Trust,
      July 1998 Series.........................     4
   EAFEStrategic 20 Trust, July 1998 Series....     6
   Notes to Hypothetical Performance Tables....     8
   Notes to Portfolios.........................     8
   The Securities..............................     9
   Report of Independent Certified
      Public Accountants.......................    12
   Statements of Condition ....................    13
   The Trusts..................................   A-1
   Objectives and Securities Selection.........   A-2
   Risk Factors................................   A-3
   Public Offering.............................   A-3
   Rights of Unitholders.......................   A-8
   Trust Administration........................  A-11
   Taxation....................................  A-13
   Trust Operating Expenses....................  A-17
   Other Matters...............................  A-18
   Additional Information......................  A-18

--------------

    When Units of the Trusts are no longer available this prospectus may be used as a preliminary prospectus for a future Trust. If this prospectus is used for future Trusts you should note the following:

    The information in this prospectus is not complete with respect to future Trust series and may be changed. No person may sell Units of future Trusts until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell Units and is not soliciting an offer to buy Units in any state where the offer or sale is not permitted.

                                   PROSPECTUS

--------------------------------------------------------------------------------
                                  JULY 13, 1998

                       Strategic Picks Opportunity Trust,
                                July 1998 Series

                            EAFE Strategic 20 Trust,
                                July 1998 Series

                                   Van Kampen

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

               Please retain this prospectus for future reference.